RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                         SUPPLEMENT DATED MARCH 23, 2001
                      TO PROSPECTUS DATED OCTOBER 27, 2000


FOR THE RCB GROWTH AND INCOME FUND:

After a careful review of all options available for the continued operation of the RCB Growth and Income Fund, the Board of Trustees of Professionally Managed Portfolios has determined that the shareholders' interests are best served by an orderly liquidation of the Fund. The Board has set a final liquidation date for the Fund of March 30, 2001. New shares are not being issued by the Fund.

FOR THE RCB SMALL CAP FUND:

On December 31, 2000, shareholders approved a new investment advisory agreement between the Fund and Reed, Conner & Birdwell, LLC (the "new advisor"). The new advisor is the successor firm to Reed, Conner & Birdwell, and was formed as a result of the acquisition of Reed, Conner & Birdwell by City National
Corporation, a banking and financial services organization located at City National Center, 400 North Roxbury Drive, Beverly Hills, CA 90210. Under the new agreement, the Fund's investment objectives, policies, strategies and investment advisory fee rate are unchanged.